SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2016

DISCOVERY ENERGY CORP.
(Exact name of registrant as specified in its Charter)

Nevada	000-53520	98-0507846
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Riverway Drive, Suite 1700 Houston, Texas 77056 713-840-6495
(Address and telephone number of principal executive offices, including zip code)

________________________
(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)	Dismissal of MaloneBailey, LLP (“MB”)

On September 8, 2016, the Board of Directors of Discovery Energy Corp. (the “Registrant” or the ‘Company”) dismissed MaloneBailey, LLP (“MB”) as its independent registered public accounting firm.

The report of MB on the Company’s financial statements for the fiscal years ended February 29, 2016 and February 28, 2015 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles. The report did include an explanatory paragraph about the uncertainty as to the Registrant's ability to continue as a going concern. During the period of MB’s engagement as the Company’s independent registered public accounting firm through September 9, 2016 (the “Engagement Period”), there were no disagreements as defined in Item 304 of Regulation S-K with MB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the Engagement Period, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided MB with a copy of this Report prior to its filing with U.S. Securities and Exchange Commission (the “SEC”) and requested MB to furnish the Registrant with a letter addressed to the SEC, stating whether or not it agrees with the statements made above. A copy of the letter dated September 9, 2016 furnished by MB in response to that request is filed as Exhibit 16.1 to this Report.

(b)	Engagement of GBH CPAs, P.C. (“GBH”)

On September 9, 2016, the Board of Directors appointed GBH CPAs, P.C. (“GBH”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm. During our two most recent fiscal years through February 29, 2016, neither us nor anyone on our behalf consulted GBH regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided GBH a copy of the disclosures in this Report prior to filing and offered an opportunity to provide a letter addressed to the SEC if desired. If GBH provides such a letter, it will be filed subsequently as an exhibit to this Report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Exhibit Title

16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Energy Corp.,
(Registrant)

Date: September 12, 2016	By: /s/ Keith J. McKenzie
Keith J. McKenzie,
Chief Executive Officer

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